                                                                    EXHIBIT 10.3

                     FOURTH AMENDMENT TO TERM LOAN AGREEMENT

         THIS FOURTH AMENDMENT TO TERM LOAN AGREEMENT (the "AMENDMENT") is entered into effective as of March 11, 2002, among The Williams Companies, Inc., a Delaware corporation (the "COMPANY"), Credit Lyonnais New York Branch, as Administrative Agent (in such capacity, "ADMINISTRATIVE AGENT"), and certain LENDERS (herein so called) named on SCHEDULE 2.1 (as amended and supplemented from time to time) of the Term Loan Agreement (as hereinafter defined).


                                    RECITALS


         A. The Company, Lenders, Commerzbank AG New York and Cayman Island Branches, as Syndication Agent, The Bank of Nova Scotia, as Documentation Agent, and Administrative Agent entered into that certain Term Loan Agreement dated as of April 7, 2000, as modified and amended pursuant to that certain First Amendment to Term Loan Agreement dated as of August 21, 2000, that certain Waiver and Second Amendment to Term Loan Agreement dated as of January 31, 2001, and that certain Third Amendment to Term Loan Agreement dated as of February 7, 2002 (such Term Loan Agreement, as so modified and amended, herein referred to as the "TERM LOAN AGREEMENT") which Term Loan Agreement has been further modified by that certain letter agreement (the "PRIOR WAIVER LETTER"), dated as of November 6, 2000, and that certain Limited Waiver of Term Loan Agreement dated as of July 20, 2001 (the "JULY WAIVER", and together with the Prior Waiver Letter herein collectively referred to as "EXISTING WAIVERS"). Unless otherwise indicated herein, all terms used with their initial letter capitalized are used herein with their meaning as defined in the Term Loan Agreement, and all Section references are to Sections in the Term Loan Agreement.

         B. The Company has requested that the Lenders further modify and amend certain terms and provisions of the Term Loan Agreement.

         C. The Lenders are willing to so modify and amend the Term Loan Agreement, as requested, in accordance with the terms and provisions set forth herein and upon the condition that the Company and the Determining Lenders shall have executed and delivered this Amendment and that the Company shall have fully satisfied the terms and conditions hereof.

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company, Administrative Agent and the Lenders hereby agree, as follows:

PARAGRAPH 1. AMENDMENT OF SECTION 8.7 OF THE TERM LOAN AGREEMENT. Section 8.7 of the Term Loan Agreement is hereby amended by deleting the word "or" at the end of subclause (d) thereof, deleting the period at the end of subclause (e) thereof and inserting "; or" in its place, and inserting the following new subclause (f) immediately following the existing clause (e):

                  "(f) Kern River Gas Transmission Company in connection with the transaction with a subsidiary of Berkshire Hathaway, Inc announced by TWC on March

         7, 2002, from (1) selling, conveying or otherwise transferring all or substantially all of its assets or (2) merging or consolidating with or into another Person."

PARAGRAPH 2. AMENDMENT EFFECTIVE DATE. This Amendment shall be binding upon all Sparties to the Loan Papers on the last day upon which the following has occurred:

                  (a) Counterparts of this Amendment shall have been executed and delivered to Administrative Agent by the Company, Administrative Agent, and the Determining Lenders or when Administrative Agent shall have received telecopied, telexed, or other evidence satisfactory to it that all such parties have executed and are delivering to Administrative Agent counterparts thereof.

Upon satisfaction of the foregoing conditions, (i) this Amendment shall be deemed effective on and as of March 11, 2002 (the "AMENDMENT EFFECTIVE DATE").

PARAGRAPH 3. REPRESENTATIONS AND WARRANTIES. As a material inducement to Lenders to execute and deliver this Amendment, the Company hereby represents and warrants to Lenders (with the knowledge and intent that Lenders are relying upon the same in entering into this Amendment) the following: (a) the representations and warranties in the Term Loan Agreement and in all other Loan Papers are true and correct on the date hereof in all material respects, as though made on the date hereof except to the extent such representations and warranties relate to an earlier date and except with respect to Section 7.6 of the Term Loan Agreement as disclosed in its Annual Report on Form 10-K for the year ended December 31, 2001; and (b) no Default or Potential Default exists under the Loan Papers.

PARAGRAPH 4. MISCELLANEOUS.

         4.1 EFFECT ON LOAN DOCUMENTS. The Term Loan Agreement and all related Loan Papers shall remain unchanged and in full force and effect, except as provided in this Amendment, and are hereby ratified and confirmed. On and after the Amendment Effective Date, all references to the "TERM LOAN AGREEMENT" shall be to the Term Loan Agreement as herein amended. The execution, delivery, and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any Rights of the Lenders under the Term Loan Agreement or any Loan Papers, nor constitute a waiver under the Term Loan Agreement or any other provision of the Loan Papers.

         4.2 REFERENCE TO MISCELLANEOUS PROVISIONS. This Amendment and the other documents delivered pursuant to this Amendment are part of the Loan Papers referred to in the Term Loan Agreement, and the provisions relating to Loan Papers set forth in SECTION 12 are incorporated herein by reference the same as if set forth herein verbatim.

         4.3 COSTS AND EXPENSES. The Company agrees to pay promptly the reasonable fees and expenses of counsel to Administrative Agent for services rendered in connection with the preparation, negotiation, reproduction, execution, and delivery of this Amendment.

         4.4 COUNTERPARTS. This Amendment may be executed in a number of identical counterparts, each of which shall be deemed an original for all purposes, and all of which constitute, collectively, one agreement; but, in making proof of this Amendment, it shall not be necessary to produce or account for more than one such counterpart. It is not necessary that all parties execute the same counterpart so long as identical counterparts are executed by the Company, each Determining Lender, and Administrative Agent.

         4.5 THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENT OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         Executed as of the date first above written, but effective as of the Amendment Effective Date.

                   [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
                             SIGNATURE PAGES FOLLOW]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

Address for notices
One Williams Center, Suite 5000             THE WILLIAMS COMPANIES, INC.,
Tulsa, Oklahoma 74172                       a Delaware corporation
Attn: Treasurer
Telephone No.: (918) 573-5551
Facsimile No.: (918) 573-2065               By: /s/ James G. Ivey
                                               ---------------------------------
                                            Name: James G. Ivey
                                                  ------------------------------
                                            Title: Treasurer
                                                   -----------------------------

With a copy to:
One Williams Center, Suite 4100
Tulsa, Oklahoma 74172
Attn: Associate General Counsel
Telephone No.: (918) 573-2613
Facsimile No.: (918) 573-4503



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1301 Avenue of the Americas                 CREDIT LYONNAIS NEW YORK BRANCH,
New York, New York 10019                    as Administrative Agent and as a
                                            Lender


                                            By: /s/ Bernard Weymuller
                                               ---------------------------------
                                            Name: Bernard Weymuller
                                                 -------------------------------
                                            Title: Senior Vice President
                                                  ------------------------------


With a copy to:
1000 Louisiana Street, Suite 5360
Houston, Texas 77002
Attention: Mr. Robert LaRocque
Telephone No.: 713-753-8733
Facsimile No.: 713-751-0307



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1230 Peachtree Street, Suite 3500           COMMERZBANK AG NEW YORK AND GRAND
Atlanta, Georgia 30309                      CAYMAN BRANCHES, as Syndication
Attn: Brian Campbell                        Agent, as a Lender and as a
Telephone: (404) 888-6518                   Designating Lender
Facsimile: (404) 888-6539

                                            By: /s/ Harry P. Yergey
                                               ---------------------------------
                                            Name: Harry P. Yergey
                                                 -------------------------------
                                            Title: Senior Vice President &
                                                   Manager
                                                  ------------------------------

With a copy to:
                                            By: /s/ Brian J. Campbell
                                               ---------------------------------
Holland & Knight                            Name: Brian J. Campbell
1291 West Peachtree Street, Suite 2000           -------------------------------
Atlanta, Georgia 30309                      Title: Senior Vice President
Attn: Ms. Sherie Holmes                          -------------------------------
Telephone: (404) 898-8197
Facsimile: (404) 881-0470





                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.


                                            FOUR WINDS FUNDING CORPORATION,  as
                                            a Designated Lender


                                            By   COMMERZBANK AKTIENGESELLCHAFT,
                                                 as Administrator and
                                                 Attorney-in-Fact

                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1100 Louisiana Street, Suite 3000           THE BANK OF NOVA SCOTIA,
Houston, Texas 77002                        as Documentation Agent and as a
Attn: Joe Latanzie                          Lender
Telephone: (713) 759-3435
Facsimile: (713) 752-2425                   By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1020 19th Street, NW, Suite 500             ABU DHABI INTERNATIONAL BANK INC.,
Washington, DC 20036                        as a Lender
Attn: David Young
Telephone: (202) 842-7956
Facsimile: (202) 842-7955                   By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

470 Park Avenue South                       BANK POLSKA KASA OPIEKI S.A.,
32nd Street, 15th Floor                     as a Lender
New York, New York 10016
Attn: Hussein El-Tawil
Telephone: (212) 251-1245                   By: /s/ Hussein B. El-Tawil
Facsimile: (212) 679-5910                      ---------------------------------
                                            Name: Hussein B. El-Tawil
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

Strong Capital Management                   STRONG ADVANTAGE FUND, INC.
100 Heritage Reserve                        as a Lender
Menomonee Falls, Wisconsin 53201
Attn: Joe Ford
Telephone: (414) 973-5266                   By: /s/ Gilbert L. Southwell, III
Facsimile: (414) 973-5239                      ---------------------------------
                                            Name: Gilbert L. Southwell, III
                                                 -------------------------------
                                            Title: Assistant Secretary
                                                  ------------------------------



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

c/o JP Morgan Chase                         CHANG HWA COMMERCIAL BANK, LTD., NEW
4 Chase MetroTech Center                    YORK BRANCH, as a Lender
20th Floor (West)
Brooklyn, New York 11245
Attn: Vivian Chen                           By:
Telephone: (718) 242-8815                      ---------------------------------
Facsimile: (718) 242-7159                   Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


With a copy to:

c/o JP Morgan Chase
4 Chase MetroTech Center
20th Floor (West)
Brooklyn, New York 11245
Attn: Peter Lieu
Telephone: (718) 242-3688
Facsimile: (718) 242-7159



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

16333 Broadway, 40th Floor                  THE DAI-ICHI KANGYO BANK, LTD., as a
New York, New York 10019                    Lender
Attn: Maureen Carson
Telephone: (212) 649-0325
Facsimile: (212) 541-4822                   By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


With a copy to:

16333 Broadway, 40th Floor
New York, New York 10019
Attn: Bert Tang
Telephone: (212) 432-8839
Facsimile: (212) 541-4805



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

76 Madison Avenue, 12th Floor               FIRST COMMERCIAL BANK - NEW YORK
New York, New York 10016                    AGENCY, as a Lender
Attn: Max Kwok
Telephone: (212) 684-9248
Facsimile: (212) 684-9315                   By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

380 Madison Avenue, 21st Floor              GULF INTERNATIONAL BANK,
New York, New York 10017                    as a Lender
Attn: Bill Shepard
Telephone: (212) 922-2323
Facsimile: (212) 922-2309                   By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

200 Madison Avenue, Suite 20007             HUA NAN COMMERCIAL BANK, LTD.,
New York, New York 10016                    as a Lender
Attn: Frank Tang
Telephone: (646) 435-1881
Facsimile: (212) 417-9341                   By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

150 East 42nd Street, 29th Floor            BAYERISCHE HYPO-UND
New York, New York 10017                    VEREINSBANK AG, NEW YORK
Attn: Steve Atwell                          BRANCH, as a Lender
Telephone: (212) 672-5458
Facsimile: (212) 672-5530
                                            By: /s/ Steven Atwell
                                               ---------------------------------
                                            Name: Steven Atwell
                                                 -------------------------------
                                            Title: Director
                                                  ------------------------------


                                            By: /s/ Shannon Batchman
                                               ---------------------------------
                                            Name: Shannon Batchman
                                                 -------------------------------
                                            Title: Director
                                                  ------------------------------



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

245 Peachtree Center Avenue, Suite 2550     KBC BANK N.V., as a Lender
Atlanta, Georgia 30303
Attn: Filip Ferrante
Telephone: (404) 584-5466                   By: /s/ Jean-Pierre Diels
Facsimile: (404) 584-5465                      ---------------------------------
                                            Name: Jean-Pierre Diels
                                                 -------------------------------
                                            Title: First Vice President
                                                  ------------------------------


                                            By: /s/ Eric Raskin
                                               ---------------------------------
                                            Name: Eric Raskin
                                                 -------------------------------
                                            Title: Vice President
                                                  ------------------------------

With a copy to:

125 West 55th Street
New York, New York 10019
Attn: Diane Grimmig
Telephone: (212) 541-0707
Facsimile: (212) 541-0784



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

Grosse Bleiche 54-56                        LANDESBANK RHEINLAND-PFALZ,
Mainz, Germany 55098                        GIROZENTRALE,
Attn: wolf-Rudiger Stahl                    as a Lender
Telephone: (011) 49-61-31-1332747
Facsimile: (011) 49-61-31-1322684
                                            By: /s/ Wolf-Rudiger Stahl
                                               ---------------------------------
                                            Name: Wolf-Rudiger Stahl
                                                 -------------------------------
                                            Title: Senior Vice President
                                                  ------------------------------



                                            By: /s/ Beatrix Eberz
                                               ---------------------------------
                                            Name: Beatrix Eberz
                                                 -------------------------------
                                            Title: Assistant Vice President
                                                  ------------------------------



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

Ursulinenstra(beta)e 2                      LANDESBANK SAAR GIROZENTRALE,
66111 Saarbrucken, Germany                  as a Lender
Attn: Rolf Buchholz
Telephone: (011) 49-681-383-1304
Facsimile: (011) 49-681-383-1208            By: /s/ Reiner Montag
                                               ---------------------------------
                                            Name: Reiner Montag
                                                 -------------------------------
                                            Title: Senior Vice President
                                                  ------------------------------



                                            By: /s/ Ulrich Hildebrandt
                                               ---------------------------------
                                            Name: Ulrich Hildebrandt
                                                 -------------------------------
                                            Title: Senior Vice President
                                                  ------------------------------



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

Martensdamm 6                               LANDESBANK SCHLESWIG-HOLSTEIN
Kiel, Germany 24103                         GIROZENTRALE, as a Lender
Attn: Kerstin Spaeter
Telephone: (011) 49-431-900-2765
Facsimile: (011) 49-431-900-1794            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                                            By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

811 Wilshire Boulevard, Suite 1900          LAND BANK OF TAIWAN, LOS ANGELES
Los Angeles, California 90017               BRANCH, as a Lender
Attn: Jonathan Kuo
Telephone: (213) 532-3789
Facsimile: (213) 532-3766                   By:
                                               ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

2250 East 73rd Street, Suite 200            LOCAL OKLAHOMA BANK, N.A.,
Tulsa, Oklahoma 74136                       as a Lender
Attn: Elisabeth Blue
Telephone: (918) 497-2422
Facsimile: (918) 497-2497                   By: /s/ James N. Young, Jr.
                                               ---------------------------------
                                            Name: James N. Young, Jr.
                                                 -------------------------------
                                            Title: Executive Vice President
                                                  ------------------------------



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

299 Park Avenue, 17th Floor                 NATIONAL BANK OF KUWAIT, S.A.K.,
New York, New York 10171                    GRAND CAYMAN BRANCH, as a Lender
Attn: Wendy Wanninger
Telephone: (212) 303-9807
Facsimile: (212) 888-2958                   By: /s/ Robert J. McNeill
                                               ---------------------------------
                                            Name: Robert J. McNeill
                                                 -------------------------------
                                            Title: Executive Manager
                                                  ------------------------------


                                            By: /s/ Muhannad Kamal
                                               ---------------------------------
                                            Name: Muhannad Kamal
                                                 -------------------------------
                                            Title: General Manager
                                                  ------------------------------



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1200 Smith Street, Suite 3100               BNP PARIBAS, as a Lender
Houston, Texas 77002
Attn: Mark Cox
Telephone: (713) 982-1152                   By:
Facsimile: (713) 859-6915                      ---------------------------------
                                            Name:
                                                 -------------------------------
                                            Title:
                                                  ------------------------------


With a copy to:

1200 Smith Street, Suite 3100
Houston, Texas 77002
Attn: David Dodd
Telephone: (713) 982-1156
Facsimile: (713) 859-6915



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

135 Bishopsgate                             THE ROYAL BANK OF SCOTLAND PLC,
London, England EC2M 3UR                    as a Lender
Attn: Jane Woodley
Telephone: (011) 44-207-375-5724
Facsimile: (011) 44-207-375-5919            By: /s/ Jane M. Woodley
                                               ---------------------------------
                                            Name: Jane M. Woodley
                                                  ------------------------------
                                            Title: Associate Director
                                                   -----------------------------


With a copy to:

JP Morgan Chase Towers
600 Travis, Suite 6070
Houston, Texas 77002
Attn: Adam Pettifer
Telephone: (713) 221-2416
Facsimile: (713) 221-2430



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

277 Park Avenue, 6th Floor                  SUMITOMO MITSUI BANKNG
New York, New York 10172                    CORPORATION, as a Lender
Attn: Bruce Meredith
Telephone: (212) 224-4194
Facsimile: (212) 224-4384                   By: /s/ Leo E. Pagarigan
                                               ---------------------------------
                                            Name:  Leo E. Pagarigan
                                                   -----------------------------
                                            Title: Vice President
                                                   -----------------------------


With a copy to:

277 Park Avenue, 6th Floor
New York, New York 10172
Attn: Kenneth Austin
Telephone: (212) 224-4043
Facsimile: (212) 224-4384



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

1221 McKinney Street, Suite 4100            THE INDUSTRIAL BANK OF JAPAN,
Houston, Texas 77010                        LIMITED, NEW YORK BRANCH, as a
Attn: Lynn Williford                        Lender
Telephone: (713) 651-9444 x104
Facsimile: (713) 651-9209
                                            By: /s/ Michael N. Oakes
                                               ---------------------------------
                                            Name: Michael N. Oakes
                                                 -------------------------------
                                            Title: Senior Vice President,
                                                   Houston Office
                                                  ------------------------------



                       [SIGNATURE PAGE TO FOURTH AMENDMENT
                             TO TERM LOAN AGREEMENT]

         Signature Page to that certain Fourth Amendment to Term Loan Agreement dated effective as of March 11, 2002, among The Williams Companies, Inc., as the Company, Credit Lyonnais New York Branch, as Administrative Agent and as a Lender, and certain Lenders named therein.

55 East 52nd Street, 11th Floor             UNITED FINANCIAL OF JAPAN, as a
New York, New York 10055                    Lender
Attn: Ryoichi Konishi
Telephone: (212) 339-6172
Facsimile: (212) 754-2360                   By: /s/ C. Lawrence Murphy
                                               ---------------------------------
                                            Name: C. Lawrence Murphy
                                                 -------------------------------
                                            Title: Senior Vice President
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